(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield
California
Fund, Inc.


www.mlim.ml.com


MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD CALIFORNIA FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield California Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, the Common Stock of MuniYield California Fund, Inc. earned $0.484 per share income dividends, which included earned and unpaid dividends of $0.081. This represents a net annualized yield of 6.61%, based on a month-end net asset value of $14.76 per share. For the six-month period ended April 30, 2002, the total investment return of the Fund's Common Stock was +0.19%, based on a change in per share net asset value from $15.22 to $14.76, and assuming reinvestment of $0.483 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 2.44%, for Series A, 1.35% for Series B and 1.09% for Series C.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
Throughout the past six months, the Fund was positioned to seek to deliver a high degree of current income exempt from state and Federal taxes while maintaining an asset mix with above-industry-average credit quality. We kept a generally low portfolio duration, believing that the bulk of the municipal market's performance could be derived from the intermediate to 20-year maturity area of the yield curve. Our most successful strategy employed during the past six months was to emphasize that portion of Fund assets able to be committed to inverse floater securities. A relatively steep municipal yield curve provided an ideal environment to enhance the benefits delivered by leveraged products. As a result, these positions generated an extraordinarily high level of coupon income and Common Stock shareholders benefited by receiving higher current returns. Our inverse floater position represented nearly 15% of the Funds' total assets, while cash equivalent reserves were generally kept at minimal levels, averaging close to 2% - 3%.



MuniYield California Fund, Inc., April 30, 2002


The Fund's performance also benefited from its concentration in higher-rated credits. A weakened California state economy and mixed national economic environment, along with the state's energy situation, led to downgrades in several counties and utility-specific issues. We sidestepped many of these problems by focusing on credits rated AA and AAA by at least one of the major bond rating agencies. At April 30, 2002, 88.6% of the Fund's total assets were rated AA or higher.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should short-term tax-exempt rates rise, the benefits of leveraging will diminish and the yield paid to the Common Stock shareholders will decline. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo )
John M. Loffredo
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



May 31, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield
California Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                   Shares Voted        Shares Withheld
                                                                       For               From Voting
1. To elect the Fund's Directors:      Terry K. Glenn               20,194,825             414,813
                                       James H. Bodurtha            20,195,666             413,972
                                       Joe Grills                   20,179,740             429,898
                                       Roberta Cooper Ramo          20,194,916             414,722
                                       Robert S. Salomon Jr.        20,195,333             414,305
                                       Melvin R. Seiden             20,171,660             437,978
                                       Stephen B. Swensrud          20,144,224             465,414



During the six-month period ended April 30, 2002, MuniYield
California Fund, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:


                                                                   Shares Voted        Shares Withheld
                                                                       For               From Voting
2. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London,
   Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon Jr.,
   Melvin R. Seiden and Stephen B. Swensrud                           4,151                   79




MuniYield California Fund, Inc., April 30, 2002


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                        Percent of
S&P Rating/Moody's Rating              Total Assets

AAA/Aaa                                    67.5%
AA/Aa                                      21.1
A/A                                         6.7
BBB/Baa                                     0.6
NR (Not Rated)                              1.7
Other++                                     0.1


++Temporary investments in short-term municipal securities.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P         Moody's     Face
STATE           Ratings     Ratings    Amount  Issue                                                                Value
California--                                   ABAG, California, Finance Authority for Non-Profit
133.7%                                         Corporations Revenue Bonds (California School of
                                               Mechanical Arts):
                NR*         A3       $  1,000     5.25% due 10/01/2026                                          $       972
                NR*         A3          2,180     5.30% due 10/01/2032                                                2,111

                AAA         Aaa         4,180  Antioch Area Public Facilities Financing Agency,
                                               California, Special Tax (Community Facilities District
                                               Number 1989-1), 5.70% due 8/01/2022 (a)                                4,402

                AAA         Aaa         4,690  Arcata, California, Joint Powers Financing Authority,
                                               Tax Allocation Revenue Refunding Bonds (Community
                                               Development Project Loan), Series A, 6% due 8/01/2023 (a)              5,038

                AAA         Aaa         2,500  Bakersfield, California, COP, Refunding (Convention Center
                                               Expansion Project), 5.80% due 4/01/2017 (i)                            2,659

                AA+         Aa1         1,500  California Educational Facilities Authority, Revenue
                                               Refunding Bonds (University of Southern California),
                                               Series A, 5.70% due 10/01/2015                                         1,615

                                               California HFA, Home Mortgage Revenue Bonds:
                AA-         Aa2           250     AMT, Series E-1, 6.70% due 8/01/2025 (d)                              257
                AA-         Aa2         1,575     AMT, Series N, 6.375% due 2/01/2027 (d)                             1,648
                AA-         Aa2         6,900     Series D, 5.85% due 8/01/2017                                       7,245

                AA-         Aa2         2,450  California HFA, Revenue Bonds, RIB, AMT, Series B-2,
                                               11.293% due 8/01/2023 (d)(k)                                           2,520

                                               California Health Facilities Finance Authority
                                               Revenue Bonds:
                AAA         NR*         5,000     (Kaiser Permanente), RIB, Series 26, 9.10% due
                                                  6/01/2022 (g)(k)                                                    5,282
                NR*         Aa3         2,835     (Scripps Research Institute), Series A, 6.625%
                                                  due 7/01/2018                                                       2,983

                AAA         Aaa         1,490  California Health Facilities Finance Authority, Revenue
                                               Refunding Bonds (Pomona Valley Hospital Medical Center),
                                               Series A, 5.625% due 7/01/2019 (i)                                     1,562

                                               California Infrastructure and Economic Development Bank
                                               Revenue Bonds:
                AAA         Aaa         2,520     (Asian Museum Foundation of San Francisco), 5.50%
                                                  due 6/01/2018 (i)                                                   2,670
                A-          NR*         4,730     (J. David Gladstone Institute Project), 5.50% due
                                                  10/01/2021                                                          4,801
                A-          NR*         4,990     (J. David Gladstone Institute Project), 5.50% due
                                                  10/01/2022                                                          5,053

                A1+         NR*           300  California Pollution Control Financing Authority, PCR,
                                               Refunding (Pacific Gas and Electric), VRDN, AMT, Series B,
                                               1.80% due 11/01/2026 (l)                                                 300



Portfolio
Abbreviations


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
YCN        Yield Curve Notes
VRDN       Variable Rate Demand Notes



MuniYield California Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P         Moody's     Face
STATE           Ratings     Ratings    Amount  Issue                                                                Value
California                                     California Rural Home Mortgage Finance Authority, S/F
(continued)                                    Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                                               AMT:
                NR*         Aaa      $  1,070     Series A-1, 6.90% due 12/01/2024 (e)(h)                       $     1,167
                AAA         NR*           910     Series B, 6.15% due 6/01/2020 (f)                                     964

                                               California State Department of Veteran Affairs, Home
                                               Purpose Revenue Refunding Bonds, Series C:
                AA-         Aa2         5,970     5.875% due 12/01/2015                                               6,364
                AA-         Aa2         9,315     6.05% due 12/01/2020                                                9,657
                AA-         Aa2         2,500     6.15% due 12/01/2027                                                2,605

                                               California State, GO, Refunding:
                A+          A1          1,000     5.75% due 12/01/2029                                                1,047
                A+          A1          8,000     5.75% due 5/01/2030                                                 8,378
                AA-         A1          4,480     (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                    4,497

                                               California State Public Works Board, Lease Revenue Bonds:
                AAA         Aaa         2,000     (California State University), Series C, 5.40% due
                                                  10/01/2022 (i)                                                      2,043
                AAA         NR*         8,500     DRIVERS, Series 209, 9.31% due 3/01/2016 (a)(k)                     9,448
                NR*         NR*         6,800     (Department of Corrections), Series A, 7% due
                                                  11/01/2004 (j)                                                      7,737
                AAA         Aaa         6,645     (Department of Health Services), Series A,
                                                  5.75% due 11/01/2017 (i)                                            7,177

                                               California State University and Colleges, Housing System
                                               Revenue Refunding Bonds (c):
                AAA         Aaa         3,000     5.75% due 11/01/2015                                                3,247
                AAA         Aaa         3,500     5.80% due 11/01/2017                                                3,702
                AAA         Aaa         3,900     5.90% due 11/01/2021                                                4,207

                AAA         Aaa         5,250  California Statewide Communities Development Authority,
                                               COP (John Muir/Mount Diablo Health System), 5.125% due
                                               8/15/2022 (i)                                                          5,240

                AAA         Aaa         2,000  Chino Basin, California, Regional Financing Authority
                                               Revenue Bonds (Inland Empire Utility Agency Sewer Project),
                                               5.75% due 11/01/2019 (i)                                               2,142

                                               Contra Costa County, California, Public Financing
                                               Authority, Tax Allocation Revenue Bonds, Series A:
                AAA         NR*         1,860     7.10% due 8/01/2002 (j)                                             1,924
                BBB         NR*         1,140     7.10% due 8/01/2022                                                 1,166

                AAA         Aaa         2,705  Contra Costa County, California, Public Financing Lease
                                               Revenue Refunding Bonds (Various Capital Facilities),
                                               Series A, 5.30% due 8/01/2020 (i)                                      2,766

                AAA         Aaa         2,500  Davis, California, Joint Unified School District,
                                               Community Facilities District, Special Tax Refunding
                                               Bonds, Number 1, 5.50% due 8/15/2021 (i)                               2,563

                NR*         Aaa         5,000  Industry, California, Urban Development Agency, Tax
                                               Allocation Refunding Bonds, RIB, Series 632-X, 9.12% due
                                               5/01/2021 (i)(k)                                                       5,394

                NR*         Aaa         2,000  Los Angeles, California, COP (Sonnenblick Del Rio West
                                               Los Angeles), 6.20% due 11/01/2031 (a)                                 2,205

                AAA         Aaa        10,000  Los Angeles, California, Community College District, GO,
                                               Series A, 5.50% due 8/01/2021 (i)                                     10,419

                AAA         Aaa         3,645  Los Angeles, California, Community Redevelopment Agency,
                                               Tax Allocation Refunding Bonds (Bunker Hill), Series H,
                                               6.50% due 12/01/2015 (g)                                               3,973

                AAA         Aaa         5,075  Los Angeles, California, Convention and Exhibition Center
                                               Authority, Lease Revenue Refunding Bonds, DRIVERS,
                                               Series 162, 5.375% due 8/15/2018 (i)(k)                                5,396

                                               Los Angeles, California, Department of Water and Power,
                                               Electric Plant Revenue Refunding Bonds:
                A+          Aaa        20,865     6% due 2/15/2005 (j)                                               23,025
                NR*         Aa3         4,920     RIB, Series 370, 10.07% due 2/15/2024 (k)                           5,817

                                               Los Angeles, California, Harbor Department Revenue
                                               Bonds, AMT:
                NR*         Aaa         4,000     RITR, Series RI-7, 10.445% due 11/01/2026 (i)(k)                    4,703
                AA          Aa3         2,000     Series B, 6% due 8/01/2015                                          2,194
                AA          Aa3         4,240     Series B, 6.60% due 8/01/2015                                       4,372
                AA          Aa3         8,855     Series B, 6.625% due 8/01/2019                                      9,127
                AA          Aa3         5,000     Series B, 5.375% due 11/01/2023                                     5,010

                AAA         Aaa        10,000  Los Angeles, California, Wastewater System Revenue Bonds,
                                               Series A, 5% due 6/01/2023 (c)                                         9,846

                AAA         Aaa         4,000  Los Angeles County, California, Metropolitan Transportation
                                               Authority, Sales Tax Revenue Bonds (Proposition C), Second
                                               Tier, Senior Series A, 5.50% due 7/01/2017 (a)                         4,201

                AAA         Aaa         5,000  Los Angeles County, California, Public Works Financing
                                               Authority, Lease Revenue Bonds (Multiple Capital
                                               Facilities Project VI), Series A, 5.625% due 5/01/2026 (a)             5,201

                NR*         Aa1         1,905  Menlo Park, California, GO, 5.30% due 8/01/2032                        1,919

                AAA         Aaa         8,705  Modesto, California, Wastewater Treatment Facilities
                                               Revenue Bonds, 5.625% due 11/01/2017 (i)                               9,207

                AAA         Aaa         1,750  North City-West, California, School Facilities Financing
                                               Authority, Special Tax Refunding Bonds, Series B, 5.75%
                                               due 9/01/2015 (g)                                                      1,908

                AAA         Aaa         1,270  Northern California Power Agency, Multiple Capital
                                               Facilities Revenue Bonds, RIB, 11.423% due 8/01/2025 (i)(k)            1,343

                                               Oakland, California, Joint Powers Financing Authority,
                                               Lease Revenue Bonds (Oakland Administration Buildings) (a):
                AAA         Aaa         2,000     5.90% due 8/01/2016                                                 2,198
                AAA         Aaa        11,395     5.75% due 8/01/2021                                                12,138

                AAA         Aaa         4,160  Oakland, California, State Building Authority, Lease
                                               Revenue Bonds (Elihu M. Harris), Series A, 5% due
                                               4/01/2023 (a)                                                          4,096

                                               Oakland, California, Unified School District, Alameda
                                               County, GO, Series F (i):
                AAA         Aaa         3,290     5.50% due 8/01/2017                                                 3,487
                AAA         Aaa         3,770     5.50% due 8/01/2018                                                 3,971

                AAA         Aaa         1,750  Pleasant Valley, California, School District, Ventura
                                               County, GO, Series C, 5.75% due 8/01/2025 (i)                          1,850

                AAA         Aaa        10,600  Port Oakland, California, Port Revenue Refunding Bonds,
                                               Series I, 5.40% due 11/01/2017 (i)                                    11,099

                AAA         Aaa         4,315  Rancho Cucamonga, California, Redevelopment Agency, Tax
                                               Allocation Refunding Bonds (Rancho Redevelopment Project),
                                               5.25% due 9/01/2020 (g)                                                4,390

                AAA         Aaa         2,345  Richmond, California, Redevelopment Agency, Tax Allocation,
                                               Refunding Bonds (Harbour Redevelopment Project), Series A,
                                               5.50% due 7/01/2018 (i)                                                2,466

                AAA         Aaa         5,000  Roseville, California, Electric System Revenue Bonds,
                                               COP, 5.50% due 2/01/2024 (g)                                           5,160

                AAA         Aaa         5,000  Sacramento, California, Municipal Utility District,
                                               Electric Revenue Refunding Bonds, Series L, 5.125% due
                                               7/01/2022 (i)                                                          5,004



MuniYield California Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P         Moody's     Face
STATE           Ratings     Ratings    Amount  Issue                                                                Value
California                                     Sacramento County, California, Sanitation District
(concluded)                                    Financing Authority, Revenue Refunding Bonds:
                AA          Aa3      $  4,500     RIB, Series 366, 9.87% due 12/01/2027 (k)                     $     5,412
                AA          Aa3         5,695     Series A, 5.60% due 12/01/2017                                      5,999
                AA          Aa3         6,190     Series A, 5.75% due 12/01/2018                                      6,549
                AA          Aa3         3,750     Trust Receipts, Class R, Series A, 10.001% due
                                                  12/01/2019 (k)                                                      4,410

                AAA         Aaa        10,100  San Bernardino, California, City Unified School District,
                                               GO, Refunding, Series A, 5.875% due 8/01/2024 (c)                     10,789

                AAA         Aaa         3,000  San Bernardino, California, Joint Powers Financing
                                               Authority, Lease Revenue Bonds (Department of
                                               Transportation Lease), Series A, 5.50% due 12/01/2020 (i)              3,087

                AAA         Aaa         5,000  San Bernardino, California, Joint Powers Financing
                                               Authority, Tax Allocation Revenue Refunding Bonds,
                                               Series A, 5.75% due 10/01/2015 (g)                                     5,404

                BBB+        Baa1        1,300  San Diego, California, Redevelopment Agency, Tax
                                               Allocation, Refunding Bonds (Horton Project), Series B,
                                               6.625% due 11/01/2006 (j)                                              1,531

                AAA         Aaa         2,000  San Diego, California, Sewer Revenue Bonds, Series A,
                                               5.25% due 5/15/2020 (i)                                                2,013

                                               San Francisco, California, City and County Airport
                                               Commission, International Airport Revenue Bonds, AMT,
                                               Second Series:
                AAA         Aaa         3,000     Issue 5, 6.50% due 5/01/2019 (c)                                    3,243
                AAA         Aaa         4,525     Issue 6, 6.60% due 5/01/2020 (a)                                    4,900
                AAA         Aaa         2,000     Issue 11, 6.25% due 5/01/2005 (c)(j)                                2,219

                AA          Aa3         1,720  San Francisco, California, City and County Educational
                                               Facilities, GO (Community College), Series A, 5.75% due
                                               6/15/2019                                                              1,837

                AAA         Aaa         4,715  San Francisco, California, City and County Redevelopment
                                               Agency, Lease Revenue Refunding Bonds (George R. Moscone
                                               Convention Center), 6.80% due 7/01/2019 (g)                            5,217

                AA          Aa3         1,310  San Francisco, California, City and County Zoo Facilities,
                                               GO, Series B, 5.75% due 6/15/2019                                      1,399

                AAA         Aaa         7,800  San Joaquin Hills, California, Transportation Corridor
                                               Agency, Toll Road Revenue (i)                                          7,766

                AAA         Aaa         2,020  Santa Clara, California, Unified School District, GO,
                                               5.50% due 7/01/2021 (c)                                                2,104

                NR*         Aaa         5,125  Santa Clara Valley, California, Water District, COP,
                                               Refunding, RIB, Series 411, 10.12% due 2/01/2024 (c)(k)                5,766

                AAA         Aaa         3,000  Santa Fe Springs, California, Redevelopment Agency,
                                               Tax Allocation, Refunding Bonds (Conservation
                                               Redevelopment Project), Series A, 6% due 9/01/2014 (i)                 3,095

                AAA         Aaa         4,000  Santa Monica, California, Redevelopment Agency, Tax
                                               Allocation Bonds (Earthquake Recovery Redevelopment
                                               Project), 6% due 7/01/2029 (a)                                         4,304

                AAA         Aaa         2,000  Sequoia, California, Unified High School District,
                                               GO, 5.70% due 7/01/2024 (g)                                            2,103

                AAA         Aaa         2,265  South Bayside, California, Waste Management Authority,
                                               Waste System Revenue Bonds, 5.75% due 3/01/2020 (a)                    2,411

                AAA         NR*           490  Southern California Home Finance Authority, S/F Mortgage
                                               Revenue Bonds (Mortgage-Backed Securities Program), AMT,
                                               Series A, 6.75% due 9/01/2022 (f)                                        496

                AAA         Aaa         3,235  Taft, California, Public Financing Authority, Lease
                                               Revenue Bonds (Community Correctional Facility), Series A,
                                               6.05% due 1/01/2017 (i)                                                3,471

                A+          A1          1,310  Torrance, California, Hospital Revenue Refunding Bonds
                                               (Torrance Memorial Medical Center), Series A, 6% due
                                               6/01/2022                                                              1,370

                AA          Aa2         2,845  University of California, Multi-Purpose Revenue Bonds,
                                               Series K, 5.25% due 9/01/2024                                          2,850

                AAA         Aaa         4,000  University of California Revenue Refunding Bonds
                                               (Research Facilities), Series C, 5% due 9/01/2021 (g)                  3,975

                AAA         Aaa         5,000  Vista, California, Joint Powers Financing Authority,
                                               Lease Revenue Refunding Bonds, 5.625% due 5/01/2016 (i)                5,327


Puerto Rico--   AAA         Aaa        10,250  Puerto Rico Commonwealth, GO, Refunding, YCN, 10.082%
8.4%                                           due 7/01/2020 (g)(k)(j)                                               10,698

                AAA         Aaa         2,140  Puerto Rico Commonwealth Highway and Transportation
                                               Authority, Highway Revenue Bonds, Series Y, 5.50% due
                                               7/01/2026 (i)                                                          2,198

                A           Baa1        5,500  Puerto Rico Commonwealth Highway and Transportation
                                               Authority, Highway Revenue Refunding Bonds, Series V,
                                               6.625% due 7/01/2002 (j)                                               5,630

                AAA         Aaa         2,600  Puerto Rico Electric Power Authority, Power Revenue
                                               Bonds, Series X, 5.50% due 7/01/2025 (i)                               2,640

                A-          Baa1        1,000  Puerto Rico Electric Power Authority, Power Revenue
                                               Refunding Bonds, Series U, 6% due 7/01/2014                            1,065

                AAA         Aaa         4,000  Puerto Rico, Public Finance Corporation, Commonwealth
                                               Appropriation Revenue Bonds, Series A, 5.375% due
                                               8/01/2024 (i)                                                          4,125


                Total Investments (Cost--$425,128)--142.1%                                                          445,681
                Other Assets Less Liabilities--2.5%                                                                   8,022
                Preferred Stock, at Redemption Value--(44.6%)                                                     (140,138)
                                                                                                                -----------
                Net Assets Applicable to Common Stock--100.0%                                                   $   313,565
                                                                                                                ===========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FHLMC Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)GNMA Collateralized.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(l)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
*Not Rated.

See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2002


STATEMENT OF NET ASSETS


                  As of April 30, 2002
Assets:           Investments, at value (identified cost--$425,128,164)                                        $445,680,590
                  Cash                                                                                               72,681
                  Receivables:
                     Interest                                                                $  8,313,813
                     Securities sold                                                            1,784,200        10,098,013
                                                                                             ------------
                  Prepaid expenses and other assets                                                                 322,822
                                                                                                               ------------
                  Total assets                                                                                  456,174,106
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       1,905,000
                     Dividends to shareholders                                                    235,731
                     Investment adviser                                                           185,574         2,326,305
                                                                                             ------------
                  Accrued expenses and other liabilities                                                            144,698
                                                                                                               ------------
                  Total liabilities                                                                               2,471,003
                                                                                                               ------------

Preferred         Preferred Stock, par value $.10 per share (5,600 shares of AMPS*
Stock:            issued and outstanding at $25,000 per share liquidation preference)                           140,138,408
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $313,564,695
Applicable                                                                                                     ============
To Common
Stock:

Analysis of       Common Stock, par value $.10 per share (21,248,778 shares
Net Assets        issued and outstanding)                                                                      $  2,124,878
Applicable to     Paid-in capital in excess of par                                                              299,272,098
Common Stock:     Undistributed investment income--net                                                            3,401,034
                  Accumulated realized capital losses on investments--net                                      (11,785,741)
                  Unrealized appreciation on investments--net                                                    20,552,426
                                                                                                               ------------
                  Total--Equivalent to $14.76 net asset value per share of Common Stock
                  (market price $14.57)                                                                        $313,564,695
                                                                                                               ============


*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                  For the Six Months Ended April 30, 2002
Investment        Interest                                                                                     $ 13,011,927
Income:

Expenses:         Investment advisory fees                                                   $  1,129,305
                  Commission fees                                                                 177,648
                  Accounting services                                                              82,206
                  Professional fees                                                                48,295
                  Transfer agent fees                                                              31,241
                  Printing and shareholder reports                                                 19,472
                  Custodian fees                                                                   16,581
                  Directors' fees and expenses                                                     15,052
                  Listing fees                                                                     14,062
                  Pricing fees                                                                      9,894
                  Other                                                                            16,475
                                                                                             ------------
                  Total expenses                                                                                  1,560,231
                                                                                                               ------------
                  Investment income--net                                                                         11,451,696
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                               2,461,372
Unrealized        Change in unrealized appreciation on investments--net                                        (12,283,469)
Gain (Loss) On                                                                                                 ------------
Investments--     Total realized and unrealized loss on investments--net                                        (9,822,097)
Net:                                                                                                           ------------

Dividends &       Investment income--net                                                                        (1,221,248)
Distributions     Realized gain on investments--net                                                                (14,632)
to Preferred                                                                                                   ------------
Stock             Total dividends and distributions to Preferred Stock shareholders                             (1,235,880)
Shareholders:                                                                                                  ------------
                  Net Increase in Net Assets Resulting from Operations                                         $    393,719
                                                                                                               ============

See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                             2002              2001++
Operations:       Investment income--net                                                     $ 11,451,696      $ 21,792,542
                  Realized gain on investments--net                                             2,461,372         5,619,363
                  Change in unrealized appreciation/depreciation on investments--net         (12,283,469)        16,860,244
                  Dividends and distributions to Preferred Stock shareholders                 (1,235,880)       (4,251,280)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                            393,719        40,020,869
                                                                                             ------------      ------------

Dividends &       Investment income--net                                                     (10,250,580)      (18,000,449)
Distributions to  Realized gain on investments--net                                              (60,339)                --
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Stock shareholders                                 (10,310,919)      (18,000,449)
                                                                                             ------------      ------------

Capital Stock     Net increase in net assets derived from capital stock transactions              958,212                --
Transactions:                                                                                ------------      ------------

Net Assets        Total increase (decrease) in net assets applicable to Common Stock          (8,958,988)        22,020,420
Applicable to     Beginning of period                                                         322,523,683       300,503,263
Common Stock:                                                                                ------------      ------------
                  End of period*                                                             $313,564,695      $322,523,683
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  3,401,034      $  3,272,812
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                            For the Six
provided in the financial statements.                         Months Ended
                                                               April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           2002         2001         2000         1999         1998
Per Share         Net asset value, beginning of period         $  15.22     $  14.19     $  13.32     $  16.23     $  15.98
Operating                                                      --------     --------     --------     --------     --------
Performance:++++  Investment income--net                            .55         1.03         1.02         1.03         1.11
                  Realized and unrealized gain (loss)
                  on investments--net                               .08         1.05          .88       (2.25)          .39
                  Dividends and distributions to Preferred
                  Stock shareholders:
                     Investment income--net                       (.06)        (.20)        (.23)        (.14)        (.19)
                     Realized gain on investments--net            (.55)           --           --        (.04)        (.05)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.05)           --
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .02         1.88         1.67       (1.45)         1.26
                                                               --------     --------     --------     --------     --------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.48)        (.85)        (.80)        (.88)        (.92)
                     Realized gain on investments--net          --+++++           --           --        (.24)        (.08)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.34)           --
                                                               --------     --------     --------     --------     --------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.48)        (.85)        (.80)       (1.46)       (1.00)
                                                               --------     --------     --------     --------     --------
                  Capital charge resulting from issuance
                  of Common Stock                                    --           --           --           --        (.01)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of period               $  14.76     $  15.22     $  14.19     $  13.32     $  16.23
                                                               ========     ========     ========     ========     ========
                  Market price per share, end of period        $  14.57     $  15.10     $13.0625     $ 12.625     $16.5625
                                                               ========     ========     ========     ========     ========

Total             Based on market price per share             (.31%)+++       22.71%       10.18%     (16.13%)        8.10%
Investment                                                     ========     ========     ========     ========     ========
Return:**         Based on net asset value per share           0.19%+++       13.85%       13.45%      (9.70%)       11.04%
                                                               ========     ========     ========     ========     ========

Ratios Based on   Total expenses***                              1.00%*        1.00%        1.02%         .98%         .93%
Average Net                                                    ========     ========     ========     ========     ========
Assets of         Total investment income--net***                7.31%*        7.00%        7.51%        6.86%        7.12%
Common Stock:                                                  ========     ========     ========     ========     ========
                  Amount of dividends to Preferred
                  Stock shareholders                              .78%*        1.37%        1.69%         .96%        1.21%
                                                               ========     ========     ========     ========     ========
                  Investment income--net, to Common
                  Stock shareholders                             6.53%*        5.63%        5.82%        5.90%        5.91%
                                                               ========     ========     ========     ========     ========

Ratios Based on   Total expenses                                  .69%*         .69%         .69%         .68%         .65%
Average Net                                                    ========     ========     ========     ========     ========
Assets Of         Total investment income--net                   5.07%*        4.83%        5.05%        4.77%        4.94%
Common &                                                       ========     ========     ========     ========     ========
Preferred
Stock:***

Ratios Based on   Dividends to Preferred Stock shareholders      1.76%*        3.04%        3.47%        2.18%        2.82%
Average Net                                                    ========     ========     ========     ========     ========
Assets of
Preferred Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)                 $313,565     $322,524     $300,503     $282,114     $339,345
                                                               ========     ========     ========     ========     ========
                  Preferred Stock outstanding, end of
                  period (in thousands)                        $140,000     $140,000     $140,000     $140,000     $140,000
                                                               ========     ========     ========     ========     ========
                  Portfolio turnover                             25.33%       58.17%       93.01%      146.39%      136.88%
                                                               ========     ========     ========     ========     ========

Leverage:         Asset coverage per $1,000                    $  3,240     $  3,304     $  3,146     $  3,015     $  3,424
                                                               ========     ========     ========     ========     ========

Dividends Per     Series A--Investment income--net             $    300     $    802     $    865     $    527     $    729
Share On                                                       ========     ========     ========     ========     ========
Preferred Stock   Series B--Investment income--net             $    164     $    721     $    875     $    546     $    693
Outstanding:++                                                 ========     ========     ========     ========     ========
                  Series C--Investment income--net             $    135     $    745     $    875     $    591     $    466
                                                               ========     ========     ========     ========     ========

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++The Fund's Preferred Stock was issued on April 10, 1992 (Series A and B) and February 9, 1998 (Series C).
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.



MuniYield California Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $148,354 increase in cost of securities (which in return results in a corresponding $148,354 increase in undistributed net investment income and a corresponding $148,354 decrease in net unrealized appreciation), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $37,331, decrease net unrealized appreciation by $153,680 and decrease net realized capital gains by $32,005. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$10,612 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $116,137,080 and $112,592,782, respectively.

Net realized gains for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains

Long-term investments               $  2,461,372       $ 20,552,426
                                    ------------       ------------
Total                               $  2,461,372       $ 20,552,426
                                    ============       ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $20,706,106, of which $21,492,227 related to appreciated securities and $786,121 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $424,974,484.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2002 increased by 64,303 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were: Series A, 2.40%; Series B, 1.60%; and Series C, 1.14%.

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $47,964 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $12,291,000, of which $648,000 expires in 2007 and $11,643,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock Shareholders in the amount of $.081000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



MuniYield California Fund, Inc., April 30, 2002


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Joseph L. May, Director and Vincent R. Giordano, Senior Vice
President of MuniYield California Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYC